                              EXHIBIT 23(J)(1)(2)
                        CONSENT OF ERNST & YOUNG LLP

                                                                EXHIBIT 23(J)(2)




                    CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 21, 2003, with respect to the financial statements of AEGON/Transamerica Advisers, Inc., included in Post-Effective Amendment No. 53 to the Registration Statement (Form N-1A No. 33-2659) and related Prospectus of IDEX Mutual Funds.





Des Moines, Iowa
February 26, 2003